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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-40020.



                                             /s/ ARTHUR ANDERSEN LLP




Dallas, Texas,
June 29, 2000